Mass Customization Electrification Automation Globalization Digitization Q4 2019 INVESTOR PRESENTATION Exhibit 99

Safe Harbor Statement & Disclosure Transforming the Future This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Forward-looking Information noted in the following slides was effective as of the Company’s most recent earnings release and conference call (February 26, 2020).  Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities.

Our Businesses Our Attachments Business Our Fuel Cell Business Transforming the Future Our Core Lift Truck Business

Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers. Hyster-Yale at a Glance _____________________  Note: Throughout this investor presentation the results of the Sulligent, Alabama, facility have been included in the Bolzoni segment from 1/1/2017. From 1/1/18, the results of Nuvera include product development funding from third-parties as revenue with the offsetting related costs in cost of sales. EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 32. Lift Truck Bolzoni Nuvera Revenue $3,124.2 $345.4 $10.1 Operating Profit (loss) $85.6 $4.7 ($36.3) Net Income (loss) $58.3 $2.8 ($25.2) EBITDA(1) $127.1 $16.2 ($34.0) ROTCE(1) (Net debt basis) 11.9% 2.0% n/m Net Debt at end of period $199.1 $23.6 n/m Approximate # of Employees (globally) 6,400 1,300 200 Transforming the Future Key Metrics In millions (except employee data) FY 12/31/2019 FY 12/31/2019 Sales by Segment

Full Lift Truck Product Line - Over 400 Different Truck Models Available

Hyster®, Yale® & UTILEV® ~ 300 models

Electric Counterbalanced Rider Trucks	Electric Narrow Aisle Trucks	Electric Hand Trucks	ICE (cushion tire)	Internal Combustion Engine (ICE) (pneumatic tire)
CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5
1.0T to 8.0T	1.5T to 6.0T	1.5T to 8.0T	1.0T to 7.0T	1.0T to 52.0T


Electric CB
3-wheel Electric
4-wheel Electric
Lithium-Ion
Warehouse Equipment
Reach Trucks
Very Narrow Aisle Trucks
Order Pickers
Pallet Trucks
Stackers
Counterbalance
Internal Combustion Engine
Internal Combustion Engine
Big Trucks
Reach Stackers
Empty / Laden Container Handlers

HY Maximal > 100 models

CLASS 1	CLASS 2	CLASS 3	CLASS 5	OTHER
1.5T to 5.0T	1.0T to 2.0T	1.0T to 2.0T	1.5T to 45.0T	


Electric
3-wheel
4-wheel
Warehouse Equipment
Reach Truck
Very Narrow Aisle Truck
Stacker
Pallet Truck
ICE
Gas & LPG Forklift
Diesel Forklift
Port Machinery
Empty Container Handler
Reach Stacker
Side Loader
Rough Terrain Forklift

Transforming the Future

5

HYSTER-YALE MATERIALS HANDLING

…with a Broad Range of Power Options, Attachments and Solutions

Power Options

CLASS 1, 2 & 3	CLASS 4 & 5
Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks	Internal Combustion Engine (cushion tire) Internal Combustion Engine (pneumatic tire)



Lead-Acid Battery
Lithium-ion Battery
Fuel Cell Engine
LPG & Bi-fuel
LPG & CNG
Diesel Tier 3 / Stage III
Diesel Tier 4 / Stage IV/ Tier 5 - coming

Solutions



Attachments



Clamps
Multipallets
Rotators
Forks
Push Pulls
Fork Positioners
Sideshifters
Lifting Tables

Development of a Smart, Connected Ecosystem

Customer Portal View
- Dashboards
- Telematics driven
- Actionable insights
- Fleet management
- Parts order fulfillment

47,000+ assets under management

Service Integration & Automation
- Service event management
- Fleet management
- Mobile diagnostics



Smart Connected Equipment
Clean, consolidated customer interfaces
Lifecycle Analytics and Insights
Integrated Service and Automation
DEALER DBS



Integrated Solutions
- Hydrogen fuel cells
- Telematics solution
- Attachments
- Automation

Lifecycle Analytics and Insights
- Data analytics
- Product development
- Predictive maintenance (PdM)

Transforming the Future

6

HYSTER-YALE MATERIALS HANDLING

Long-term CAGR (2004 – 2019) = 5.2% _____________________ Source: ITA. Represents quarterly order intake. Global Lift Truck Industry Remains Strong, but Moderating (units in thousands) Global Lift Truck Industry Size _____________________ Trend line represents 5.2% long-term CAGR Average Industry Size. Source: WITS. Represents annual order intake. North America Retail Lift Truck at Trend Line _____________________ Source: WITS. LTM 12/31/15 Orders Reports. Lift Truck Industry – Unit Distribution by Class _____________________ Source: WITS. FY 12/31/19 Orders Reports. ICE = Internal Combustion Engine Total Industry = 1,507k Units Market Size - $ _____________________ Source: Internal Company estimates Market Size - Units Estimated Industry Revenue Mix _____________________ Source: WITS. FY 12/31/19 Orders Reports. Global Lift Truck Industry Breakdown (Units) Trend Upper Limit Lower Limit NA Transforming the Future

Core Lift Truck Business as Foundation for Future Expansion Opportunities Continually Improving, Strong Lift Truck Core Business Mature business model delivering significant market share in developed markets Broad and competitive product portfolio Strong suite of solutions to address industry needs High level of operational excellence Global network of capable, independent dealer partners Solid Core Market Opportunities for Adding Customer Value Technology Accelerators Clear secular growth drivers Increasing differentiation & margins Increasing scope for differentiation & share gain Rise of e-commerce Increasing global trade Diminished excess labor in high growth markets Customer economics Operator demographics Electrification & Automation Digital transformation IoT Automation solutions

Lift Truck Business Target Economics Goal and Gap to Target Achieve 7% operating profit margin target over the medium term Achieve ROTCE > 20% FY 12/31/19 Gap to Target Economics Actual Lift Truck Operating Profit Margin % 2.7% Margin Variances – including impact of Tariffs 1.5% Volume Variances* Manufacturing variances/other 1.5% Operating Expenses 1.3% Total Volume Variances* 2.8% Lift Truck Operating Profit Margin % Gap 4.3% Lift Truck Operating Profit Margin % Target 7.0% Impacts on current results: Price lag caused shortfall in recovering material inflation and tariffs Supplier challenges impacting shipments Investment in strategic projects Strength of dollar Transforming the Future Target Economics gap closure can be achieved with unit volume… Stronger Industry + Share Growth = Volume Leverage *Expected to achieve with annual sales of 122,000 HY-produced lift truck units (mix dependent), excluding trucks manufactured by Hyster-Yale Maximal ($ in millions) 7% LIFT TRUCK OPERATING PROFIT MARGIN TARGET * Prior Peak ** Current Peak / 2018 Operating Profit Margin impacted by effect of tariffs

Transformational Strategies and Projects… Provide Lowest Cost of Ownership while Enhancing Productivity for Customers Be the Leader in the Delivery of Industry- & Customer-Focused Solutions Be the Leader in Independent Distribution Be the Leader in the Attachments Business Grow in Emerging Markets Be a Leader in Fuel Cells & Their Applications Modularity & Mass Customization Direct Customer Engagement Distribution Enhancement Electrification Global Sourcing Digitization Automation Operator Assist Systems Telematics E-commerce Internet-of-Things (IoT) Transforming the Future …..expected to lead to significantly enhanced volume and financial results over the next three to four years

Lift Truck Synergy Amplification Transforming the Future Synergy Provide Lowest Cost of Ownership while Enhancing Productivity for Customers Be the Leader in the Delivery of Industry- & Customer-Focused Solutions Be the Leader in Independent Distribution Grow in Emerging Markets China Sourcing Distribution Engagement Automation Telematics IoT Digitization Direct Customer Engagement Modularity & Mass Customization Electrification Operator Assist Systems E-commerce

Electrification LITHIUM-ION LEAD ACID Using electric motive power strength as a gateway for truck sales and share growth HYDROGEN ? Transforming the Future Hydraulic pumps moved under stairs Hydrogen tanks horizontal and above flat battery pack 2 X Fuel cell engines including cooling Modular frame mounting for hydrogen and battery pack Integrated Truck

Globalization and Leveraging China Operations to Expand Low-Intensity Offering Addressing key opportunities for global growth: Investing in High-Growth regions (Mexico, Brazil, India, Singapore & China) Lack of critical mass in Asia region Insufficient low-intensity product range China investment in HY Maximal to drive share growth in: Greater Asia region and emerging markets Global low-intensity markets Transforming the Future Right specification at right price for specific global customers and applications Lowest Initial Cost APPLICATION INTENSITY INITIAL COST UT/UX XT/MX FT/VX NEW! Expanding Class 1 & 5 Counterbalance and Class 3 Warehouse product lines to serve low-intensity applications globally Source: Company: LTM 12/31/19 Units Booked Note: Units produced and sold by JV or other third parties are not included

Distribution Engagement


Yale
Sales·Parts·Service
People. Products. Productivity.


PARTS
SERVICE
RENTALS


LiftOne

Independent ▪ Exclusive ▪ Entrepreneurial ▪ Profitable ▪ Committed partner ▪ Dual-line or single

Enhancing performance

- Dealer Excellence programs
- Dealer alignment
- Term-based contracts

~1,000 global dealer locations

2,700+ application consultants

11,000+ service technicians

Strengthening the distribution footprint

- Industry-focused sales support
- Competitor acquisitions
- In-territory acquisitions
- Enhanced digital customer experience systems
- Dealership succession planning

Transforming the Future

14

HYSTER-YALE MATERIALS HANDLING

Direct Customer Engagement: Connecting Value to Requirements Evolving Business Needs HY Transformative Solutions HY Sales Transformation Enhanced Industry Sales Strategy Deploy Value Selling Process Increase Direct Engagement Focus on Customer Experience Commercialize Emerging Telemetry, IoT & Digitization Technologies Transforming the Future

LOW COST HIGH FUNCTION Operator Compartment Overhead Guard Basic Cab Premium Cab Powertrain Basic Electronic Advanced Steering Hydraulic Electric Electrical System Basic Full Featured + + + = + + = + Right Modules Right Cost Right Function Transforming the Future One Truck Multiple Configurations Modular Solutions to Optimize Customer Productivity

Automation Journey Horizontal (Balyo) Vertical (JBT) Partner Solutions Modular, Scalable Internally Developed Automation … Transforming the Future Targeted Introduction of Initial Applications in 2021

Bolzoni at a Glance _____________________  Notes: Excludes $2.5 million of restructuring charges. EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 32. FY 12/31/19 Sales by Segment ($ in millions) 7% BOLZONI OPERATING PROFIT MARGIN TARGET Bolzoni, a stand-alone company within HY, is one of the leading, worldwide manufacturers of lift attachments, forks and lift tables, with the most extensive product range in the market Transforming the Future Key Metrics FY 12/31/19 In millions (except employee data) Bolzoni Group Revenue $345.4 Operating Profit $4.7 Operating Profit excluding Restructuring(1) $7.2 Net Income $2.8 EBITDA(2) $16.2 Net Debt at end of period $23.6 Approximate # of Employees (globally) 1,300 Lift Truck Manufacturers – OEM Lift Truck & Material Handling Dealers (1) * FY 12/31/19 includes cylinders and transmissions produced in the Sulligent, Alabama plant

Bolzoni Core Strategies for Growth Transforming the Future North American Expansion Enhance OEM Business Far East Expansion AGV Market Presence Expansion Industry Focus One Company, 3 Brands

Transforming the Future Bolzoni - Investment in Growth New segment of standard attachments High quality Low price Manufactured in China for the international market Expand Asia Distribution Footprint Two production sites in China Distribution network in India and South East Asia Local production Improved IT systems Increased volumes and products New opportunities for cylinders & other components Team stability Improved internal sales support with technical and engineering expertise Expanded service team Sulligent, Alabama:

Nuvera is a Transformational Opportunity Transforming the Future Leading, Patented Technology Strong and Growing Demand Successful Early Stage Adoption Entering Mass Commercialization Phase Expected Transformational Impact on Hyster-Yale Future Profitability Technology History 75+ engineers 8th generation of Fuel Cell concept 20 years of Fuel Cell demo vehicles Application Portfolio Electric mobility Highly diverse applications High efficiency Fuel Cell engine Intellectual Property 650+ live patents Fuel Cell core tech Next Generation Separate Business Unit Focus on core product (Fuel Cells) Leveraging Hyster-Yale strengths Ramping up for growth At a Glance:

Strong Demand Growth for Fuel Cells Global mobility market is large and expected to grow fast Three main regions for growth Other regions have activity but small volume Source: FCEV Market Report 2025, GMI Inc. 2019. Transforming the Future

Market Trends / Nuvera Activity

North America Market Trend:

- Currently dominated by Materials Handling (>25k units)
- Auto gaining traction: Toyota, Hyundai, Honda
- Opportunities for use in delivery vans
- Increasing press on Class 8 / Long Haul: Nikola, Toyota
- California leading activity

Nuvera Activity:

- Expand Battery Box Replacements
- 45kW engine and electrification of Big Trucks



Source: California Fuel Cell Partnership
https://cafcp.org/stationmap

Europe Market Trend:

- City & Country bans on ICE
- Large push for public facing H2 stations
- Increasing focus on Bus (12 meter)
- Current activity focused on Auto, Materials Handling


FINLAND
NORWAY
SWEDEN
50
88
50
88
15
POLAND
FRANCE
ITALY
SPAIN
ROMANIA
HUNGARY

Source: Hydrogen and Fuel Cell Joint Undertaking, *Fuel Cell Electric Buses Knowledge Base, 2019*

China Market Trend:

- Government subsidy driving adoption
- Early targets are Buses and Commercial Vehicles
- Passenger Vehicles expected to rise quickly
- Lack of know-how rapidly being resolved



Nuvera Activity:

- Nuvera 45kW Fuel Cell engines certified for China; vehicle testing in progress
- Discussions with various bus OEMs
- Building engine production capacity



Nuvera market strategy focused on heavier applications (port equipment, delivery vehicles, buses)

Transforming the Future
23
HYSTER-YALE MATERIALS HANDLING

Nuvera – Fuyang Location An Investment in Growth Transforming the Future Scalable stack production in the area of consumption Spare parts support Development of product and production Option to assemble and test engines Improved sales support with technical and engineering expertise Expanded service team 24

Path to Execution of Strategic Initiatives In total, Hyster-Yale projects maturing over the next 1 to 4 years are transformative and have the objective of driving revenue and profitability to target New Utility Products New Standard Products New Premium Products HY Maximal Integration BBR Range Expansion BBR Greenville Manufacture Enhanced India Production Integrated Telematics Warehouse Range Expansion Big Truck Electrification Expanded Automation Offering Bolzoni Premium and Standard Products Range Expansion Increased Direct Selling Global Accounts Expansion China Plants Consolidation Brazil Export Expansion Industry Strategy Focus HY – Impact Selling HY – Flow Dealer Stocking Program Dealer Excellence Initiatives Maximal Domestic China & Export Growth Comprehensive Lithium-Ion Offering Digital Initiatives – Sales & Service Bolzoni North America Expansion Nuvera to Breakeven Nuvera OEM & Partner Initiatives Automation of Key Production Processes Fuel Cell Range Extenders to Heavy Duty Applications Bolzoni Industry Focus Bolzoni Asia Customer Expansion Any update?? New Low-Intensity Products New Standard Products New Premium Products HY Maximal Integration BBR Range Expansion BBR Greenville Manufacture Enhanced India Production Integrated Telematics Warehouse Range Expansion Big Truck Electrification Expanded Automation Offering Comprehensive Lithium-Ion Offering Maximal Domestic China & Export Growth China Plants Consolidation Brazil Export Expansion Increased Direct Selling Global Accounts Expansion Digital Initiatives – Sales & Service Dealer Excellence Initiatives Industry Strategy Focus HY-impact Selling HY-flow Dealer Stocking Program Nuvera to Breakeven OEM & Partner Initiatives Automation of Key Production Processes Fuel Cell Range Extenders to Heavy-Duty Applications China Production Our Core Lift Truck Business North America Expansion Industry Focus Premium and Standard Products Range Expansion Asia Customer Expansion Our Attachments Business Our Fuel Cell Business Hyster-Yale projects maturing over the next 1 to 4 years are transformative… …and have the objective of driving revenue and profitability to target Transforming the Future

Current Lift Truck Business Target and Gap to Target Achieve 7% operating profit margin target over the medium term Achieve ROTCE > 20% FY 12/31/19 Gap to Target Economics Actual Lift Truck Operating Profit Margin % 2.7% Margin Variances – including impact of Tariffs 1.5% Volume Variances* Manufacturing variances/other 1.5% Operating Expenses 1.3% Total Volume Variances* 2.8% Lift Truck Operating Profit Margin % Gap 4.3% Lift Truck Operating Profit Margin % Target 7.0% Impacts on current results: Price lag caused shortfall in recovering material inflation and tariffs Supplier challenges impacting shipments Investment in strategic projects Strength of dollar Transforming the Future Target Economics gap closure can be achieved with unit volume… Stronger Industry + Share Growth = Volume Leverage *Expected to achieve with annual sales of 122,000 HY-produced lift truck units (mix dependent), excluding trucks manufactured by Hyster-Yale Maximal ($ in millions) 7% LIFT TRUCK OPERATING PROFIT MARGIN TARGET * Prior Peak ** Current Peak / 2018 Operating Profit Margin impacted by effect of tariffs

($ in millions) Results for Q4 2019 Consolidated vs. Q4 2018 Q4 2019 Results Modest revenue decrease due to lower shipments caused by a moderating EMEA market, structural changes in JAPIC, continued supplier issues and unfavorable currency movements mostly offset by benefits from pricing actions Gross profit increase driven by Lift Truck increase across all geographic segments due to cost recovery of material cost inflation, including tariffs and pricing actions, partially offset by shift in mix to lower-margin products and unfavorable currency movements Increased operating expenses from an increase in product liability expense and investments to support key strategic growth initiatives 2020 Outlook Consolidated and Lift Truck: Investments in strategic programs to continue. However, the maturation of these investments is expected to begin and operating profit and net income are expected to increase significantly in 2020 over 2019 Bolzoni: Projects being aggressively pursued to expand market position, especially in North America, and to improve sales, marketing and product support capabilities. 2020 operating profit expected to increase primarily due to absence of $2.5M restructuring charges incurred in 2019. Nuvera: Results expected to improve in 2020 over 2019, with shipments expected to ramp up in H2 2020 Cash flow before financing activities is expected to increase significantly over 2019. The Company is closely monitoring and responding to the challenges of the Coronavirus situation. _____________________  These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 32. Transforming the Future HY HY HY HY Lift Truck(1) Bolzoni(1) Nuvera(1) Q4 2019 Q4 2018 Variance FY 2019 FY 2018 Variance Revenues $798.2 $87 $1 $834.8 $840.8 $-6 $3,291.8 $3,179.1 $112.70000000000027 Gross Profit (Loss) $130.5 $14 $-3.6 $141.19999999999999 $121.9 $19.299999999999983 $541.79999999999995 $497 $44.799999999999955 Operating Expenses $-,112.8 $-13.5 $-6.8000000000000007 $-,133.1 $-,125.30000000000001 $-7.7999999999999829 $-,487.9 $-,458.2 $-29.699999999999989 Operating Profit (Loss) $17.7 $0.5 $-10.4 $8.1 $-3.4 $11.5 $53.9 $38.799999999999997 $15.100000000000001 Net Income (Loss) $8.9 $0.2 $-7.3 $3.4 $-1.2 $4.5999999999999996 $35.799999999999997 $34.700000000000003 $1.0999999999999943 EBITDA(2) $25.4 $3 $-9.6999999999999993 $19 $12.9 $6.1 $109.2 $94.2 $15

Three- to Four-Year Objective is Significant Volume and Profitability Enhancement HYSTER-YALE Strong Balance Sheet Commitment to Shareholder Return and Long-term Growth Leading Products & Market Position Strategies to Gain Share in all Segments & Markets Strong Return on Capital Investment & Growth in Game Changing Technologies Customer Focused & Solutions Oriented Transforming the Future

Return Cash to Stockholders Investments in Attachments Business Investments in Adjacent or Complementary Businesses Investments in Fuel Cell Business Investments in Lift Truck Business Hyster-Yale Priorities for Use of Cash Expense and capital investments in strategic initiatives and share gain projects to accelerate growth and enhance margins Investments to commercialize Nuvera’s fuel cell technology Acquisitions of technologies and forklift-related businesses 2017 2018 2019 Annual Dividends (1) $19.8m $1.21/share $20.4m $1.24/share $21.0m $1.27/share 2012 to 2014 Share Buyback $49.8m / 694,653 shares of Class A common stock Strong and increasing dividends and periodic share repurchases Transforming the Future (1) Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after each May increase in 2017, 2018 and 2019. Expense and capital investments in strategic initiatives and share gain projects to accelerate growth and enhance margins

Valuation Approach Should Vary By Business Lift Truck and Attachment Businesses Fuel Cell Business Board Oversight as Separate Businesses Incentives Tied to Individual Businesses Strong Operating Cash Generation Market Leading Products and Position Mature Cyclical Industry Value using Traditional Valuation Model of EBITDA Multiple on a Net Debt Basis Multiple should reflect ROIC levels resulting from transformational strategies Developing / Technology Industry Distinct Technology / Patents in Fuel Cell and Hydrogen Generation Operating Cash Invested in New Product Commercialization / Ramp Up Value as Venture Business with Developed Technology Transforming the Future

ENTER SESSION TITLE HERE… Presenter Name FINANCIAL APPENDIX

32 Non-GAAP Disclosure Transforming the Future EBITDA and return on total capital employed are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following: EBITDA is defined as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. Adjusted Return on Total Capital Employed (“ROTCE”) is defined as net income (loss), as reported, before interest expense, after tax, divided by average capital employed. Average capital employed is defined as average stockholders’ equity plus average debt less average cash. Adjusted Cash Flow before Financing is defined as cash from operating activities less cash from investing activities, excluding the approximately $80m impact of an unplanned systems-related acceleration of supplier payments in December 2016. For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

Non-GAAP Reconciliation EBITDA _____________________ Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. Transforming the Future ($ in millions) Year Ended December 31 Qtr. Qtr. Lift Truck 2015 2016 2017 2018 2019 43465 43830 Reconciliation of EBITDA Net income attributable to stockholders $89.3 $66.900000000000006 $71.8 $56.7 $58.3 $6.3 $8.9 Noncontrolling interest income (loss) 0.4 -0.5 -0.4 -0.9 0 -0.1 -0.1 Income tax provision (benefit) 39.4 12.2 59.4 10.6 20.8 -0.8 4.8 Interest expense 4.7 6.9 13.9 15.4 19.2 4.3 4.9000000000000004 Interest income -1.5 -3 -3.7 -2.6 -1.8 -0.4 -0.9 Depreciation and amortization expense 27.3 28.1 29.6 33.5 30.6 9 7.8 EBITDA $159.6 $110.60000000000002 $170.6 $112.7 $127.1 $18.299999999999997 $25.4

Non-GAAP Reconciliation EBITDA (continued) _____________________ Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. Transforming the Future 9 Months Ended December 31 Year Ended December 31 Qtr. Qtr. ($ in millions) Bolzoni 2016 2017 2018 2019 43465 43830 Reconciliation of EBITDA Net income (loss) attributable to stockholders $-0.3 $3.9 $5.8 $2.8 $0.4 $0.2 Noncontrolling interest income 0 0.7 0.5 0.8 0.1 0.1 Income tax provision (benefit) -0.4 1 2.1 0.2 0.7 -0.3 Interest expense 0.8 0.8 0.8 0.7 0.2 0.1 Interest income 0 0 0 0 0.1 0.1 Depreciation and amortization expense 9.5 11.2 9.6999999999999993 11.7 2.2999999999999998 2.8 EBITDA $9.6 $17.599999999999998 $18.899999999999999 $16.2 $3.8 $3

Non-GAAP Reconciliation ROTCE

($ in millions)

Reconciliation of Return on Total Capital Employed / Return on Capital Employed (ROTCE)

	Consolidated	Lift Truck[(1)]	Nuvera	Bolzoni
	FY 12/31/19			
Average Stockholders' Equity (12/31/19, 9/30/19, 6/30/19, 3/31/19, and 12/31/18)	$527.8	$628.2	$22.0	$140.7
Average Debt (12/31/19, 9/30/19, 6/30/19, 3/31/19, and 12/31/18)	324.0	286.7	(2.0)	43.3
Average Cash (12/31/19, 9/30/19, 6/30/19, 3/31/19, and 12/31/18)	(63.4)	(315.4)	0.1	(14.9)
Average capital employed	**$788.4**	**$599.5**	**$20.1**	**$169.1**
Net income (loss)	$35.8	$58.3	$(25.2)	$2.8
Plus: Interest expense, net	18.0	17.4	(0.1)	0.7
Less: Income taxes on interest expense, net at 26%	(4.7)	(4.5)	-	(0.2)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax	**$49.1**	**$71.2**	**$(25.3)**	**$3.3**
Actual return on capital employed percentage	**6.2%**	**11.9%**	**n/m**	**2.0%**

Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

(1) Lift Truck return on capital employed excludes continuing average investments of $140.1 million for Bolzoni and $126.9 million for Nuvera. Investment numbers are based on a 5-point average.

Transforming the Future

35

HYSTER-YALE MATERIALS HANDLING

Cash Flow before Financing Calculation Consolidated ($ in millions) Year Ended December 31 2015 2016 2017 2018 2019 Reconciliation of Cash Flow before Financing Net cash provided by (used for) operating activities $89.4   $(48.9)   $164.7   $67.6   $76.7 Net cash used for investing activities (31.3) (145.1) (47.3) (110.9) (42.0) Cash Flow before Financing $58.1   $(194.0)   $117.4   ($43.3)   ($34.7) Impact of accelerated supplier payments - 80.0 (80.0) - - Adjusted Cash Flow before Financing $58.1   $(114.0)   $37.4   ($43.3)   ($34.7) Transforming the Future

ENTER SESSION TITLE HERE… Presenter Name Supplemental Information

Hyster-Yale's Global Footprint



Danville, Illinois
Parts Distribution Center
Homewood, Illinois
Inventory and Parts; Customer Service and Support
Irvine, Scotland
European Administration Center
Frimley, UK
Division Headquarters; Engineering Concept Centre
Gävle, Sweden
Commercial Subsidiary
Järvenpää, Finland
Attachment Manufacture
Moscow, Russia
Commercial Subsidiary
Hebei, China
Fork Manufacture
Wuxi, China
Attachment Manufacture
Fairview, Oregon
Counterbalanced Development Center; Administration Center
Cleveland, Ohio
Corporate Headquarters
Craigavon, N. Ireland
Lift Truck Manufacture
Lublin, Poland
Commercial Subsidiary
Obu, Japan (JV)
Lift Truck Manufacture; Parts Distribution
Sulligent, Alabama
Attachment and Component Manufacture
Pointe-Claire, Canada
Commercial Subsidiary
Warrington, UK
Commercial Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Shanghai, China
Lift Truck Manufacture; Parts Distribution; China Marketing and Administration Center
Tyler, Texas
HY Telematics
Chessy, France
Commercial Offices
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development Center; Parts Distribution Center
Ramos Arizpé, Mexico
Fabrication Manufacture
Billerica, Massachusetts
Fuel Cell Business Headquarters; Research and Development; Manufacturing and Sales
Montcada/Reixac, Spain
Commercial Subsidiary
Hefei, China
Supply Chain Center
Salzgitter, Germany
Attachment Manufacture
Berea, Kentucky
Lift Truck Manufacture
Nozay, France
Commercial Subsidiary
Weeze, Germany
Experience & Test Center
Hangzhou, China (JV)
Lift Truck Manufacture; Parts Distribution; Marketing and Administration Center (Maximal)
Charlotte, North Carolina
Experience Center
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture; Warehouse Development Center
Frankfurt/Main, Germany
Commercial Offices
Pune, India
Engineering, Supply Chain and Marketing Center
Cavite, Philippines (JV)
Fabrication Manufacture
San Donato, Italy
European Offices; Research & Development; Testing Facilities
Masate, Italy
Lift Truck Manufacture; European Warehouse Development Center
Hanoi, Vietnam (JV)
Component Manufacture
Singapore
Division Headquarters and Retail Dealership
Piacenza, Italy
Bolzoni Headquarters; Attachment, Lift Table and Fork Manufacture
Prato, Italy
Attachment Manufacture
Sydney, Australia
Pacific Headquarters; Sales Office and Parts Distribution
Itu, Brazil
Lift Truck Manufacture; Parts Distribution Center
Serra, Brazil
Future Attachments Manufacture; Sales and Service
LEGEND:
Lift Truck Business locations
Fuel Cell Business (Nuvera) locations
Attachment Business (Bolzoni) locations
Global Headquarters
Prestons/Sydney, Australia
Commercial Subsidiary

Transforming the Future

38

HYSTER-YALE MATERIALS HANDLING

Overview and Sources of Revenue

A leading global lift truck manufacturer

#3 (1) Globally in 2018 Lift Truck Revenues	Large installed population that drives parts sales *Over 912,000 lift truck units worldwide at 12/31/19*	HY sales of ~ 100,300 lift truck units in FY 12/31/19 *~91,300 units sold – produced in HY plants* *~6,000 units sold – produced by HY Maximal* *~ 3,000 units sold – produced by JV or other third parties*	Additional ~ 7,200 lift truck units sold in 2019 by Sumitomo NACCO (JV partner)

2019 Worldwide Sales by Product


Service, Rental & Other 8%
Aftermarket 12%
Nuvera <1%
Bolzoni 5%
Electric Units 28%
ICE Units (2) 47%

2019 Retail Lift Truck Shipments by End Market (3)


Retail and Durable Goods 32%
Food and Beverage 17%
Industrials 29%
Logistics 23%

2019 Lift Truck Distribution Channel Mix


National Accounts 21%
Independent Dealers 79%

(1) Company estimate.
(2) Includes Big Truck sales that represent 11.4% of total sales.
(3) Represents Hyster-Yale North American Lift Truck unit shipments by industry.

Transforming the Future
39
HYSTER-YALE MATERIALS HANDLING

Industry Units by Geography Lift Truck Unit Class Shipments _____________________ Source: Company: FY 12/31/19 Units Shipped Note: Units sold direct by SN JV are not included _____________________ Source: WITS. FY 12/31/19 Orders Reports. _____________________ Source: WITS. FY 12/31/19 Orders Reports. ICE = Internal Combustion Engine ____________________ Source: Company: FY 12/31/19 Units Shipped Note: Units sold direct by SN JV are not included ICE = Internal Combustion Engine Industry Units by Class _____________________ Source: Internal Company estimates _____________________ Source: Company: FY 12/31/19 Unit Revenues HY Lift Truck Unit Revenue by Class HY Lift Truck Units by Class HY Lift Truck Units Sold by Geography Industry Unit Revenue by Class Estimated Industry Revenue Mix Transforming the Future

Secular Shift in Product Mix Market 2019 _____________________ Source: WITS. Orders Reports. ICE = Internal Combustion Engine low-intensity = Company Estimates DRIVERS: Customer shift Growth of warehousing and logistics Environmental, health and safety Evolving technologies Growth in emerging markets Previous Peak 2007 Transforming the Future

Japan Western Europe Eastern Europe Brazil North America Middle East & Africa Latin America (excluding Brazil) Asia (excluding China & Japan) China ( 3 & 12 months rate of change trend) Global Lift Truck Market Rates of Change _____________________ Source: WITS. Bookings Reports. Transforming the Future

Lift Truck Market Size Data Transforming the Future

Key Capital Expenditures and R&D Capital expenditures and R&D directed to support key HY lift truck product initiatives along with development of Bolzoni and Nuvera products and facilities (total $ in millions) * Estimated Capex R&D Transforming the Future (total $ in millions)

Life Cycle Costs *Typical truck cost/hour for 5,000lb North American applications Operator 69% Fuel 11% Finance 9% Service & repair 11% Typical Truck Cost/Hour* Factors Impacting Low Cost of Ownership Fleet optimization Price management Cost control Residuals Cost/hour Fleet management Extended warranty Telematics Productivity Ergonomics/ fatigue Auto functions Automated trucks Energy usage Alternative powertrains Internal Combustion Engine to Electric Rider Mode control Transforming the Future

Emerging Market Development Center Increasing speed to market by combining HY design discipline and low-intensity lift truck design focus Transforming the Future

Targeting Industry Sales Approach Enhanced Industry Sales Strategy Dealer Sales Team Industry Sales Team National Accounts Team MARKET SHARE HY SALES APPROACH TOP BUYERS 25% OF MARKET INDUSTRY LEADERS 40% OF MARKET REST OF THE MARKET 35% OF MARKET Transforming the Future

Transformative Sales System to Commercialize Emerging Technologies Leverage successful technology commercialization models Industry sales approach to tailor solutions to applications Confidence in buying, installation, user, and service support Telemetry Solutions Power, Automation, Operator Assist… Transforming the Future Commercialize Emerging Telemetry, IoT & Digitization Technologies

State of the art plant specialized in manufacturing quality cylinders for forklift truck companies Expansion opportunities also in other areas such as construction and agriculture equipment, etc. Significant opportunity to expand the business in North America Bolzoni – Sulligent Location A New Business Line for Bolzoni Transforming the Future Cylinder production line in Sulligent (AL)

Bolzoni: Enhance Strong OEM Relationships Transforming the Future OEM TOP CUSTOMERS(1) OEM SALES BY REGION(1) OEM SALES BY PRODUCT LINE(1)(2) STRONG AND LONG-TERM RELATIONSHIPS RESULTING IN BUSINESS GROWTH ACROSS ALL REGIONS For the 12 months ended 12/31/19 Excludes cylinder sales to HY

Nuvera: Robust Industrial Product Uncoated metal plates Superior resistance to shock and vibration Application-flexible architecture Cost-effective manufacture and rebuilds Active supplier development Scale-up and robustness of component chain Transforming the Future

Building Nuvera Product Portfolio Automotive Lift Trucks Small Engines Industrial Fleets, HD Potential* Annual Volume Efficient Stack Performance Engine Integration Reliable Power Modules 100,000+ 10,000 – 50,000 3,000-10,000 *Company Estimates Customer/Market: Nuvera Unique Selling Point: Transforming the Future

Long-Term Focused, not Short-Term Oriented Transforming the Future Partners Shareholders Employees Dealers Suppliers Transforming the Future Customers